UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2023
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BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
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001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 7, 2023, BurgerFi International Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the previously disclosed resignation of Martha Stewart from the Company’s Board of Directors (the “Board”) (as described in Item 5.02 of the Current Report on Form 8-K filed on September 26, 2023) resulted in noncompliance with the board of directors independence requirements set forth in Nasdaq Listing Rule 5605(b)(1). More specifically, when the Notice was issued, the Board did not have a majority of directors who would be considered “independent directors,” as that term is defined in Nasdaq Listing Rule 5605(a)(2). The Notice states that, consistent with Nasdaq Listing Rules 5605(b)(1)(A), Nasdaq will provide the Company a cure period in order to regain compliance (i) until the earlier of the Company’s next annual shareholders’ meeting or September 23, 2024, or (ii) if the next annual shareholders’ meeting is held before March 19, 2024, then the Company must evidence compliance no later than March 19, 2024.

The Notice has no immediate effect on the listing of the Company’s common stock or warrants on the Nasdaq Global Market.

The Board’s nominating committee has already taken action to regain compliance with the Director independence requirements of the Nasdaq Listing Rules by or before the end of the cure period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2023

BURGERFI INTERNATIONAL, INC.

By:	/s/ Carl Bachmann
Carl Bachmann, Chief Executive Officer